Summary Prospectus Supplement

July 11, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 11, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2018 and June 12, 2018

Emerging Markets Portfolio

The section of each Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
May Yu	Managing Director of the Adviser	April 2018
Amay Hattangadi	Managing Director of MSIM Company	July 2018

Please retain this supplement for future reference.

  SU-MSIF-04-SPT-0718